                                                                    Exhibit 99.6

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                           /s/ Richard E. Bolton
                                           --------------------------------
                                           Name: Richard E. Bolton

Date: December 22, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                           /s/ Paul E. Capasso
                                           --------------------------------
                                           Name: Paul E. Capasso

Date: December 22, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                           /s/ Jonathan A. Haynes
                                           -------------------------------
                                           Name: Jonathan A. Haynes

Date: December 22, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                           /s/ Daniel F. O'Brien
                                           -------------------------------
                                           Name: Daniel F. O'Brien

Date: December 22, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                           /s/ Donald P. Quinn
                                           -------------------------------
                                           Name: Donald P. Quinn

Date: December 22, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                           /s/ Neil E. Todreas
                                           -------------------------------
                                           Name: Neil E. Todreas

Date: December 22, 2004